UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 3, 2010

OKLAHOMA GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-1097	73-0382390
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Explanatory Note:  On June 8, 2010, Oklahoma Gas and Electric Company (the “Company”) filed a Current Report on Form 8-K stating that on June 3, 2010 it had entered into an Underwriting Agreement and the Company has filed with the Securities and Exchange Commission a prospectus supplement relating to $250,000,000 in aggregate principal amount of its 5.85% Senior Notes, Series due June 1, 2040 (the “Senior Notes”).  The June 8, 2010 Form 8-K also included certain exhibits, including an Exhibit 5.01 Opinion of Counsel as to the legality of the Senior Notes.  The Company is filing this Form 8-K/A to include a revised Exhibit 5.01 legal opinion.

The  offering  of  the  Senior  Notes was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration on  Form S-3ASR (File No. 333-166572-01).

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

5.01	Opinion of Counsel as to the legality of the Senior Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OKLAHOMA GAS AND ELECTRIC COMPANY
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

September 20, 2010